The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $16
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $2,741
Janus Adviser Balanced Fund $4,453
Janus Adviser Flexible Bond Fund $917
Janus Adviser International Growth Fund $5,959
Janus Adviser Money Market Fund $227
Janus Adviser Forty Fund $1,319
Janus Adviser Fundamental Equity Fund $78
Janus Adviser Growth and Income Fund $1,028
Janus Adviser INTECH Risk-Managed Growth Fund $129
Janus Adviser INTECH Risk-Managed Core Fund $76
Janus Adviser Mid Cap Value Fund $718
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $3
Janus Adviser High-Yield Fund $23
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $3
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $5
Janus Adviser International Equity Fund $0


C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $19
Janus Adviser Balanced Fund $115
Janus Adviser Flexible Bond Fund $89
Janus Adviser International Growth Fund $478
Janus Adviser Money Market Fund $10
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $8
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Mid Cap Value Fund $149
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $3
Janus Adviser High-Yield Fund $23
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $3
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $7
Janus Adviser International Equity Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $4
Janus Adviser Balanced Fund $12
Janus Adviser Flexible Bond Fund $30
Janus Adviser International Growth Fund $424
Janus Adviser Money Market Fund $8
Janus Adviser Forty Fund $370
Janus Adviser Fundamental Equity Fund $5
Janus Adviser Growth and Income Fund $19
Janus Adviser INTECH Risk-Managed Growth Fund $101
Janus Adviser INTECH Risk-Managed Core Fund $50
Janus Adviser Mid Cap Value Fund $2,401
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $24
Janus Adviser High-Yield Fund $31
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $5
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $18
Janus Adviser International Equity Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $2
Janus Adviser International Growth Fund $25
Janus Adviser Forty Fund $19
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $18
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Mid Cap Value Fund $15
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $22
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $2
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $3
Janus Adviser International Equity Fund $0

I-Class
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $2
Janus Adviser International Growth Fund $249
Janus Adviser Forty Fund $95
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $4,518
Janus Adviser INTECH Risk-Managed Core Fund $353
Janus Adviser Mid Cap Value Fund $787
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $1
Janus Adviser High-Yield Fund $3
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $317
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $20
Janus Adviser International Equity Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $36,749
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $57,297
Janus Adviser Fundamental Equity Fund $4,163
Janus Adviser Growth and Income Fund $17,279
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $101
Janus Adviser Mid Cap Value Fund $1,124
Janus Adviser Small Company Value Fund $761
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $4
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $0

C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1,269
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $2,228
Janus Adviser Fundamental Equity Fund $992
Janus Adviser Growth and Income Fund $615
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $54
Janus Adviser Mid Cap Value Fund $478
Janus Adviser Small Company Value Fund $40
Janus Adviser Contrarian Fund $2
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $1
Janus Adviser Small-Mid Growth Fund $9
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $82
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $11,013
Janus Adviser Fundamental Equity Fund $104
Janus Adviser Growth and Income Fund $180
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $59
Janus Adviser Mid Cap Value Fund $3,141
Janus Adviser Small Company Value Fund $15
Janus Adviser Contrarian Fund $1
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $8
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $3
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $363
Janus Adviser Fundamental Equity Fund $9
Janus Adviser Growth and Income Fund $202
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Mid Cap Value Fund $29
Janus Adviser Small Company Value Fund $147
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $4
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $0

I-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $1,029
Janus Adviser Fundamental Equity Fund $9
Janus Adviser Growth and Income Fund $8
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $223
Janus Adviser Mid Cap Value Fund $822
Janus Adviser Small Company Value Fund $11
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $27
Janus Adviser Small-Mid Growth Fund $6
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0023
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.6247
Janus Adviser Balanced Fund $0.2365
Janus Adviser Flexible Bond Fund $0.2668
Janus Adviser International Growth Fund $0.3882
Janus Adviser Money Market Fund $0.0232
Janus Adviser Forty Fund $0.0239
Janus Adviser Fundamental Equity Fund $0.0281
Janus Adviser Growth and Income Fund $0.0705
Janus Adviser INTECH Risk-Managed Growth Fund $0.0119
Janus Adviser INTECH Risk-Managed Core Fund $0.0337
Janus Adviser Mid Cap Value Fund $0.1457
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0253
Janus Adviser High-Yield Fund $0.3469
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.1234
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0462
Janus Adviser International Equity Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.6565
Janus Adviser Balanced Fund $0.1759
Janus Adviser Flexible Bond Fund $0.2338
Janus Adviser International Growth Fund $0.3985
Janus Adviser Money Market Fund $0.0244
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0000
Janus Adviser Growth and Income Fund $0.0164
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0000
Janus Adviser Mid Cap Value Fund $0.0709
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0038
Janus Adviser High-Yield Fund $0.3219
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0888
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0373
Janus Adviser International Equity Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.0677
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.7587
Janus Adviser Balanced Fund $0.3221
Janus Adviser Flexible Bond Fund $0.2789
Janus Adviser International Growth Fund $0.4625
Janus Adviser Money Market Fund $0.0245
Janus Adviser Forty Fund $0.0349
Janus Adviser Fundamental Equity Fund $0.0612
Janus Adviser Growth and Income Fund $0.1539
Janus Adviser INTECH Risk-Managed Growth Fund $0.0375
Janus Adviser INTECH Risk-Managed Core Fund $0.0381
Janus Adviser Mid Cap Value Fund $0.1743
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0355
Janus Adviser High-Yield Fund $0.3594
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.1534
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0625
Janus Adviser International Equity Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.6594
Janus Adviser Balanced Fund $0.1918
Janus Adviser Flexible Bond Fund $0.2504
Janus Adviser International Growth Fund $0.4623
Janus Adviser Forty Fund $0.0544
Janus Adviser Fundamental Equity Fund $0.0529
Janus Adviser Growth and Income Fund $0.1123
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0191
Janus Adviser Mid Cap Value Fund $0.1206
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.3345
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0969
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0352
Janus Adviser International Equity Fund $0.0000

I-Class
Janus Adviser Large Cap Growth Fund $0.0849
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.7857
Janus Adviser Balanced Fund $0.3140
Janus Adviser Flexible Bond Fund $0.3006
Janus Adviser International Growth Fund $0.4865
Janus Adviser Forty Fund $0.0954
Janus Adviser Fundamental Equity Fund $0.0783
Janus Adviser Growth and Income Fund $0.1157
Janus Adviser INTECH Risk-Managed Growth Fund $0.0669
Janus Adviser INTECH Risk-Managed Core Fund $0.0708
Janus Adviser Mid Cap Value Fund $0.2184
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0488
Janus Adviser High-Yield Fund $0.3715
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.1766
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0682
Janus Adviser International Equity Fund $0.0000

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $1.9657
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $1.0370
Janus Adviser Fundamental Equity Fund $1.4918
Janus Adviser Growth and Income Fund $1.2082
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0447
Janus Adviser Mid Cap Value Fund $0.2280
Janus Adviser Small Company Value Fund $0.5310
Janus Adviser Contrarian Fund $0.0018
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0151
Janus Adviser Small-Mid Growth Fund $0.1189
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $1.9657
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $1.0370
Janus Adviser Fundamental Equity Fund $1.4918
Janus Adviser Growth and Income Fund $1.2082
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0447
Janus Adviser Mid Cap Value Fund $0.2280
Janus Adviser Small Company Value Fund $0.5310
Janus Adviser Contrarian Fund $0.0018
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0151
Janus Adviser Small-Mid Growth Fund $0.1189
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $1.9657
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $1.0370
Janus Adviser Fundamental Equity Fund $1.4918
Janus Adviser Growth and Income Fund $1.2082
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0447
Janus Adviser Mid Cap Value Fund $0.2280
Janus Adviser Small Company Value Fund $0.5310
Janus Adviser Contrarian Fund $0.0018
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0151
Janus Adviser Small-Mid Growth Fund $0.1189
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0000
R-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $1.9657
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $0.0000
Janus Adviser Forty Fund $1.0370
Janus Adviser Fundamental Equity Fund $1.4918
Janus Adviser Growth and Income Fund $1.2082
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0447
Janus Adviser Mid Cap Value Fund $0.2280
Janus Adviser Small Company Value Fund $0.5310
Janus Adviser Contrarian Fund $0.0018
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0151
Janus Adviser Small-Mid Growth Fund $0.1189
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0000

I-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $1.9657
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $0.0000
Janus Adviser Forty Fund $1.0370
Janus Adviser Fundamental Equity Fund $1.4918
Janus Adviser Growth and Income Fund $1.2082
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0447
Janus Adviser Mid Cap Value Fund $0.2280
Janus Adviser Small Company Value Fund $0.5310
Janus Adviser Contrarian Fund $0.0018
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0151
Janus Adviser Small-Mid Growth Fund $0.1189
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0000

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

S-Shares
Janus Adviser Large Cap Growth Fund $6,684
Janus Adviser Mid Cap Growth Fund $2,800
Janus Adviser Worldwide Fund $4,105
Janus Adviser Balanced Fund $19,767
Janus Adviser Flexible Bond Fund $3,322
Janus Adviser International Growth Fund $16,657
Janus Adviser Money Market Fund $10,317
Janus Adviser Forty Fund $60,777
Janus Adviser Fundamental Equity Fund $3,826
Janus Adviser Growth and Income Fund $14,930
Janus Adviser INTECH Risk-Managed Growth Fund $10,923
Janus Adviser INTECH Risk-Managed Core Fund $2,685
Janus Adviser Mid Cap Value Fund $4,954
Janus Adviser Small Company Value Fund $1,468
Janus Adviser Contrarian Fund $266
Janus Adviser High-Yield Fund $69
Janus Adviser Orion Fund $47
Janus Adviser INTECH Risk-Managed Value Fund $25
Janus Adviser Small-Mid Growth Fund $32
Janus Adviser Long/Short Fund $120
Janus Adviser International Equity Fund $51

C-Shares
Janus Adviser Large Cap Growth Fund $108
Janus Adviser Mid Cap Growth Fund $177
Janus Adviser Worldwide Fund $31
Janus Adviser Balanced Fund $693
Janus Adviser Flexible Bond Fund $343
Janus Adviser International Growth Fund $1,475
Janus Adviser Money Market Fund $280
Janus Adviser Forty Fund $2,455
Janus Adviser Fundamental Equity Fund $713
Janus Adviser Growth and Income Fund $514
Janus Adviser INTECH Risk-Managed Growth Fund $1,088
Janus Adviser INTECH Risk-Managed Core Fund $1,342
Janus Adviser Mid Cap Value Fund $2,205
Janus Adviser Small Company Value Fund $91
Janus Adviser Contrarian Fund $1,180
Janus Adviser High-Yield Fund $75
Janus Adviser Orion Fund $99
Janus Adviser INTECH Risk-Managed Value Fund $35
Janus Adviser Small-Mid Growth Fund $81
Janus Adviser Long/Short Fund $352
Janus Adviser International Equity Fund $51

A-Shares
Janus Adviser Large Cap Growth Fund $9
Janus Adviser Mid Cap Growth Fund $74
Janus Adviser Worldwide Fund $7
Janus Adviser Balanced Fund $47
Janus Adviser Flexible Bond Fund $111
Janus Adviser International Growth Fund $1,097
Janus Adviser Money Market Fund $482
Janus Adviser Forty Fund $11,331
Janus Adviser Fundamental Equity Fund $75
Janus Adviser Growth and Income Fund $179
Janus Adviser INTECH Risk-Managed Growth Fund $2,826
Janus Adviser INTECH Risk-Managed Core Fund $1,200
Janus Adviser Mid Cap Value Fund $14,884
Janus Adviser Small Company Value Fund $27
Janus Adviser Contrarian Fund $1,082
Janus Adviser High-Yield Fund $86
Janus Adviser Orion Fund $89
Janus Adviser INTECH Risk-Managed Value Fund $37
Janus Adviser Small-Mid Growth Fund $66
Janus Adviser Long/Short Fund $547
Janus Adviser International Equity Fund $51

R-Shares
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $15
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $2
Janus Adviser Flexible Bond Fund $9
Janus Adviser International Growth Fund $117
Janus Adviser Forty Fund $391
Janus Adviser Fundamental Equity Fund $5
Janus Adviser Growth and Income Fund $182
Janus Adviser INTECH Risk-Managed Growth Fund $1
Janus Adviser INTECH Risk-Managed Core Fund $4
Janus Adviser Mid Cap Value Fund $119
Janus Adviser Small Company Value Fund $288
Janus Adviser Contrarian Fund $40
Janus Adviser High-Yield Fund $68
Janus Adviser Orion Fund $36
Janus Adviser INTECH Risk-Managed Value Fund $25
Janus Adviser Small-Mid Growth Fund $33
Janus Adviser Long/Short Fund $100
Janus Adviser International Equity Fund $50

I-Shares
Janus Adviser Large Cap Growth Fund $17
Janus Adviser Mid Cap Growth Fund $4
Janus Adviser Worldwide Fund $5
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $9
Janus Adviser International Growth Fund $583
Janus Adviser Forty Fund $1,141
Janus Adviser Fundamental Equity Fund $6
Janus Adviser Growth and Income Fund $6
Janus Adviser INTECH Risk-Managed Growth Fund $73,206
Janus Adviser INTECH Risk-Managed Core Fund $5,903
Janus Adviser Mid Cap Value Fund $3,945
Janus Adviser Small Company Value Fund $24
Janus Adviser Contrarian Fund $97
Janus Adviser High-Yield Fund $11
Janus Adviser Orion Fund $6
Janus Adviser INTECH Risk-Managed Value Fund $2,557
Janus Adviser Small-Mid Growth Fund $59
Janus Adviser Long/Short Fund $882
Janus Adviser International Equity Fund $83

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

S-Shares
Janus Adviser Large Cap Growth Fund $24.20
Janus Adviser Mid Cap Growth Fund $33.09
Janus Adviser Worldwide Fund $34.01
Janus Adviser Balanced Fund $26.74
Janus Adviser Flexible Bond Fund $11.78
Janus Adviser International Growth Fund $54.84
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $31.39
Janus Adviser Fundamental Equity Fund $19.64
Janus Adviser Growth and Income Fund $18.15
Janus Adviser INTECH Risk-Managed Growth Fund $14.35
Janus Adviser INTECH Risk-Managed Core Fund $14.78
Janus Adviser Mid Cap Value Fund $18.50
Janus Adviser Small Company Value Fund $16.50
Janus Adviser Contrarian Fund $13.81
Janus Adviser High-Yield Fund $10.13
Janus Adviser Orion Fund $12.92
Janus Adviser INTECH Risk-Managed Value Fund $11.82
Janus Adviser Small-Mid Growth Fund $12.80
Janus Adviser Long/Short Fund $11.54
Janus Adviser International Equity Fund $10.75

C-Shares
Janus Adviser Large Cap Growth Fund $24.15
Janus Adviser Mid Cap Growth Fund $32.65
Janus Adviser Worldwide Fund $34.33
Janus Adviser Balanced Fund $27.10
Janus Adviser Flexible Bond Fund $11.75
Janus Adviser International Growth Fund $55.68
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $31.07
Janus Adviser Fundamental Equity Fund $19.47
Janus Adviser Growth and Income Fund $18.19
Janus Adviser INTECH Risk-Managed Growth Fund $14.06
Janus Adviser INTECH Risk-Managed Core Fund $14.54
Janus Adviser Mid Cap Value Fund $18.29
Janus Adviser Small Company Value Fund $16.17
Janus Adviser Contrarian Fund $13.73
Janus Adviser High-Yield Fund $10.13
Janus Adviser Orion Fund $12.82
Janus Adviser INTECH Risk-Managed Value Fund $11.79
Janus Adviser Small-Mid Growth Fund $12.73
Janus Adviser Long/Short Fund $11.52
Janus Adviser International Equity Fund $10.74

A-Shares
Janus Adviser Large Cap Growth Fund $24.28
Janus Adviser Mid Cap Growth Fund $33.29
Janus Adviser Worldwide Fund $33.94
Janus Adviser Balanced Fund $26.48
Janus Adviser Flexible Bond Fund $11.79
Janus Adviser International Growth Fund $54.86
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $31.58
Janus Adviser Fundamental Equity Fund $19.70
Janus Adviser Growth and Income Fund $18.04
Janus Adviser INTECH Risk-Managed Growth Fund $14.42
Janus Adviser INTECH Risk-Managed Core Fund $14.84
Janus Adviser Mid Cap Value Fund $18.52
Janus Adviser Small Company Value Fund $16.60
Janus Adviser Contrarian Fund $13.85
Janus Adviser High-Yield Fund $10.13
Janus Adviser Orion Fund $12.96
Janus Adviser INTECH Risk-Managed Value Fund $11.82
Janus Adviser Small-Mid Growth Fund $12.85
Janus Adviser Long/Short Fund $11.53
Janus Adviser International Equity Fund $10.75

R-Shares
Janus Adviser Large Cap Growth Fund $24.06
Janus Adviser Mid Cap Growth Fund $32.90
Janus Adviser Worldwide Fund $33.82
Janus Adviser Balanced Fund $26.65
Janus Adviser Flexible Bond Fund $11.78
Janus Adviser International Growth Fund $54.78
Janus Adviser Forty Fund $31.18
Janus Adviser Fundamental Equity Fund $19.49
Janus Adviser Growth and Income Fund $17.93
Janus Adviser INTECH Risk-Managed Growth Fund $14.28
Janus Adviser INTECH Risk-Managed Core Fund $14.72
Janus Adviser Mid Cap Value Fund $18.50
Janus Adviser Small Company Value Fund $16.40
Janus Adviser Contrarian Fund $13.78
Janus Adviser High-Yield Fund $10.13
Janus Adviser Orion Fund $12.87
Janus Adviser INTECH Risk-Managed Value Fund $11.82
Janus Adviser Small-Mid Growth Fund $12.75
Janus Adviser Long/Short Fund $11.53
Janus Adviser International Equity Fund $10.74

I-Shares
Janus Adviser Large Cap Growth Fund $26.47
Janus Adviser Mid Cap Growth Fund $33.28
Janus Adviser Worldwide Fund $33.84
Janus Adviser Balanced Fund $26.30
Janus Adviser Flexible Bond Fund $11.78
Janus Adviser International Growth Fund $54.82
Janus Adviser Forty Fund $31.51
Janus Adviser Fundamental Equity Fund $19.68
Janus Adviser Growth and Income Fund $18.06
Janus Adviser INTECH Risk-Managed Growth Fund $14.35
Janus Adviser INTECH Risk-Managed Core Fund $14.76
Janus Adviser Mid Cap Value Fund $18.46
Janus Adviser Small Company Value Fund $16.61
Janus Adviser Contrarian Fund $13.86
Janus Adviser High-Yield Fund $10.13
Janus Adviser Orion Fund $12.99
Janus Adviser INTECH Risk-Managed Value Fund $11.83
Janus Adviser Small-Mid Growth Fund $12.87
Janus Adviser Long/Short Fund $11.55
Janus Adviser International Equity Fund $10.76